SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: January 3, 2003



                                  DRUCKER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-29670                     N/A
-------------------             -------------               ----
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 950, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 681-4421

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  None.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events

        Drucker, Inc. has entered into a Letter of Intent by which Drucker shall purchase all the interests of Crime Prevention Analysis Lab Inc. ("CPAL"). The parties shall enter into a definitive agreement (the "Definitive Agreement") which shall, among other things, provide for the following key terms and condi-tions:

        o Drucker will issue 300 convertible debentures to CPAL for 100% of CPAL with the following features:

                o Each debenture is convertible into 100,000 shares of Drucker any time until March 31, 2003.

                o       The debenture will pay no interest.

                o The debenture is redeemable in while by Drucker any time until March 31, 2003.

                o The debenture is not convertible for 90 days (January 1, 2003 to April 1, 2003).

                o       Thereafter according to an agreed formula.

                o       The debenture will have a floating charge on CPAL only.

        o Drucker will finance CPAL operations at a maximum of C$100,000 a month for the 90 day period following this letter agreement (January 1, 2003 to March 31, 2003).

        o CPAL will ensure that sales and marketing efforts are acceler-ated during 90 day period.

        o CPAL will provide Drucker with updated actual financial state-ments through December 15, 2002.

        o CPAL will provide a list of all rights and patents it owns; as well contracts and agreements, etc. in the company.

        o One nominee from CPAL will be appointed to the Board of Drucker immediately and two additional directors from CPA will be appointed at the end of the 90 day period.

        o Drucker has 5,542,065 "A" Share Purchase Warrants exercisable at $US 0.40 each. Upon exercise, each Warrant will entitle purchaser to receive one Drucker share and another Warrant exer-cisable at US$0.60. Drucker will use these warrants as major source of financing to fund CPAL's growth.


Item 6.           Resignation of Registrant's Directors

                  None.


Item 7.           Financial Statements & Exhibits

                  Financial Statements - None.

                  Exhibits:

                           10.1 Letter of Intent between Drucker, Inc. and
                                Crime Prevention Analysis Lab Inc.


Item 8.           Change in Fiscal Year

                  None.


Item 9.           Regulation FD Disclosure

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2003


                                            DRUCKER, INC.



                                            By: /s/ Ernest Cheung
                                                --------------------------------
                                                Ernest Cheung, Director